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                                                                    EXHIBIT 10.6

                                           SUBORDINATED GUARANTEE dated as of
                              April 15, 2003 (this "GUARANTEE"), by each of the Persons listed on SCHEDULE I hereto (each, a "GUARANTOR"; and collectively, the "GUARANTORS"), for the benefit of the Holders.

          WHEREAS, SportRack, LLC, a Delaware limited liability company and Valley Industries, LLC, a Delaware limited liability company (collectively, the "ISSUERS"), are issuers of the Promissory Notes (the "PROMISSORY NOTES") and the Contingent Payment Notes (the "CONTINGENT PAYMENT NOTES," and, collectively with the Promissory Notes, the "NOTES") under that certain Securities Purchase Agreement (the "PURCHASE AGREEMENT") dated as of April 15, 2003, among Advanced Accessory Systems, LLC, the sellers listed therein, the Sellers' Representative (as defined therein) and CHAAS Acquisitions, LLC (the "COMPANY").

          WHEREAS, the Issuers are members of an affiliated group of companies that includes the Guarantors.

          WHEREAS, the Issuers and the Guarantors are engaged in related businesses, and the Guarantors will derive substantial direct and indirect benefits from the issuance of the Notes by the Issuers to the Holders.

          NOW THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as set forth below.

     Section 1.  DEFINED TERMS.

          "GUARANTOR SENIOR INDEBTEDNESS" means the principal of and premium, if any, and interest on any Indebtedness (including interest accruing (at the rate provided for in the Senior Loan Documents applicable thereto) after the filing of a petition initiating any Proceeding or any other proceeding pursuant to any bankruptcy law, insolvency law or other similar law, in each case, whether or not a claim for such interest is allowed) and all other amounts due (including without limitation all fees, costs, indemnities and expenses) on or in connection with any Indebtedness of the Company, the Issuers, Brink B.V., a Netherlands BESLOTEN VENNOOTSCHAP MET BEPERKTE AANSPRAKELIJKHEID ("BRINK BV"), or any of their respective direct or indirect Subsidiaries, including without limitation, under (i) any Senior Secured Loan Document (including without limitation all US Loans and all European Loans, each as defined in the Senior Secured Loan Document in effect on the date hereof) or (ii) any Senior Subordinated Loan Document, in each case, outstanding on the date hereof or hereafter incurred and for which a Guarantor is obligated.

          Other capitalized terms used herein and not defined shall have the respective meanings set forth in the Notes.

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     Section 2.  GUARANTEE.

     Each Guarantor unconditionally guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, (a) the due and punctual payment of (i) the principal of and premium, if any, and interest (including interest accruing during the pendency of any Proceeding regardless of whether allowed or allowable in such Proceeding) on the Notes, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise and (ii) all other obligations, including indemnities and fees, costs and expenses, whether primary, secondary, direct, contingent, fixed or otherwise (including obligations incurred during the pendency of any Proceeding, regardless of whether allowed or allowable in such Proceeding), of the Issuers under the Notes and (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Issuers under or pursuant to the Notes (all the monetary and other obligations in this Section 2 collectively referred to as the "GUARANTEED OBLIGATIONS"). Each Guarantor further agrees that the Guaranteed Obligations may be extended or renewed in accordance with the terms of the Notes, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Guaranteed Obligation.

     Section 3. GUARANTEED OBLIGATIONS NOT WAIVED; NO DISCHARGE OR DIMINISHMENT OF GUARANTEE.

     To the fullest extent permitted by applicable law, each Guarantor waives presentment to, demand of payment from and protest to the Issuers of any of the Guaranteed Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment. To the fullest extent permitted by applicable Law, the obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than the indefeasible payment in full in cash of the Guaranteed Obligations), and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Guaranteed Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by (a) the failure of any holder of Notes to assert any claim or demand or to enforce or exercise any right or remedy against the Issuers, or any other Guarantor under the provisions of the Purchase Agreement, any other Principal Document (as defined in the Purchase Agreement) or any other agreement; (b) any default, failure or delay, willful or otherwise, in the performance of the Guaranteed Obligations; or (c) any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or that would otherwise operate as a discharge of each Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of all the Guaranteed Obligations).

     Section 4.  GUARANTEE OF PAYMENT.

     Each Guarantor further agrees that its guarantee constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the holders of Notes to any security held for payment of the Guaranteed Obligations or to any balance of any deposit account or credit on the books of any holder of Notes in favor of the Issuers or any other Person.

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     Section 5.  DEFENSES OF THE ISSUERS WAIVED.

     To the fullest extent permitted by applicable law, each Guarantor waives any defense based on or arising out of any defense of the Issuers or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Issuers, other than the final and indefeasible payment in full in cash of the Guaranteed Obligations. The holders of the Notes may, at their election, compromise or adjust any part of the Guaranteed Obligations, make any other accommodation with the Issuers or any other guarantor or exercise any other right or remedy available to them against the Issuers or any other guarantor, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Guaranteed Obligations have been fully and indefeasibly paid in cash. To the fullest extent permitted by applicable law, each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Issuers or any guarantor, as the case may be, or any security.

     Section 6.  AGREEMENT TO PAY; SUBROGATION.

     In furtherance of the foregoing and not in limitation of any other right that the holders of Notes have at law or in equity against any Guarantor by virtue hereof, upon the failure of the Issuers to pay any Guaranteed Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to such Person as the holders of Notes shall designate in cash the amount of such unpaid Guaranteed Obligations. Upon payment by any Guarantor of any sums to the holders of Notes as provided above, all rights of such Guarantor against the Issuers arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to the prior indefeasible payment in full in cash of all the Guaranteed Obligations. If any amount shall erroneously be paid to any Guarantor on account of such subrogation, contribution, reimbursement, indemnity or similar right, such amount shall be held in trust for the benefit of the holders of Notes and shall forthwith be turned over to such Person as the holders of Notes shall designate in the exact form received by such Guarantor (duly endorsed by such Guarantor to such designated Person, if required) to be credited against the payment of the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms of the Notes, the Purchase Agreement and the Principal Documents.

     Section 7.  INFORMATION.

     Each Guarantor assumes all responsibility for being, and keeping itself, informed of the Issuers' financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the holders of Notes will have any duty to advise any of the Guarantors of information known to it or any of them regarding such circumstances or risks.

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     Section 8.  SUBORDINATION.

     The Guarantors hereby agree that the indebtedness and obligations hereunder shall be fully subordinated to Guarantor Senior Indebtedness to the same extent that the indebtedness and obligations of the Issuers under the Notes are subordinated to Senior Indebtedness (as defined in the Notes) pursuant to
Section 2 of the Notes. The holders of Senior Indebtedness shall be deemed to be third party beneficiaries of this Section 8, the terms of which shall not be modified without the prior written consent of the Senior Agent or the holders holding fifty-one percent (51%) of the principal amount of the Notes at the time then outstanding.

     Section 9.  TERMINATION.

     This Guarantee (a) shall terminate when all the Guaranteed Obligations have been indefeasibly paid in full and (b) shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Guaranteed Obligation is rescinded or must otherwise be restored by any holders of Notes or any Issuer or Guarantor upon the bankruptcy or reorganization of any Issuer or Guarantor.

     Section 10. ASSIGNMENTS.

     Whenever in this Guarantee any of the parties hereto is referred to, such reference shall be deemed to include the successors and permitted assigns of such party; and all covenants, promises and agreements by or on behalf of the Guarantors or the holders of Notes that are contained in this Guarantee shall bind and inure to the benefit of each party hereto and their respective successors and permitted assigns, except that no Guarantor shall have the right to assign its rights or obligations hereunder without the prior written consent of the holders holding fifty-one percent (51%) of the principal amount of the Notes at the time then outstanding.

     Section 11. WAIVERS; AMENDMENT.

     No failure or delay of the holders of Notes in exercising any power or right in this Guarantee shall operate as a waiver hereof or thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, preclude any other or further exercise of any other right or power. No waiver of any provision of this Guarantee or consent to any departure by the Guarantors therefrom shall in any event be effective unless the same shall be authorized by the holders holding fifty-one percent (51%) of the principal amount of the Notes at the time then outstanding, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on the Guarantors in any case shall entitle the Guarantors to any other or further notice or demand in similar or other circumstances.

     Section 12. GOVERNING LAW; JURISDICTION AND VENUE.

          (a) ALL QUESTIONS CONCERNING THE CONSTRUCTION, INTERPRETATION AND VALIDITY OF THIS GUARANTEE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW

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PROVISION OR RULE (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION)
THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

          (b) THE GUARANTORS AGREE THAT JURISDICTION AND VENUE IN ANY ACTION BROUGHT BY ANY PARTY HERETO PURSUANT TO THIS GUARANTEE SHALL EXCLUSIVELY LIE IN ANY FEDERAL OR STATE COURT LOCATED IN THE COUNTY OF NEW YORK IN THE STATE OF NEW YORK. BY EXECUTION AND DELIVERY OF THIS GUARANTEE, THE GUARANTORS IRREVOCABLY SUBMIT TO THE JURISDICTION OF SUCH COURTS FOR THEMSELVES AND IN RESPECT OF THEIR PROPERTY WITH RESPECT TO SUCH ACTION. THE GUARANTORS IRREVOCABLY AGREE THAT VENUE WOULD BE PROPER IN SUCH COURT, AND HEREBY WAIVE ANY OBJECTION THAT SUCH COURT IS AN IMPROPER OR INCONVENIENT FORUM FOR THE RESOLUTION OF SUCH ACTION. THE GUARANTORS HEREBY AGREE THAT SERVICE UPON THEM BY REGISTERED OR CERTIFIED MAIL (RETURN RECEIPT REQUESTED) SHALL CONSTITUTE SUFFICIENT NOTICE. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF THE HOLDERS OF NOTES TO BRING PROCEEDINGS AGAINST ANY GUARANTOR IN THE COURTS OF ANY OTHER JURISDICTION.

     Section 13. WAIVER OF JURY TRIAL.

     THE GUARANTORS HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (a) ARISING UNDER THIS GUARANTEE OR (b) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM IN RESPECT TO THIS GUARANTEE, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE. EACH GUARANTOR HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT ANY PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS GUARANTEE WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHTS TO TRIAL BY JURY.

     Section 14. NOTICES.

     All communications and notices hereunder shall be in writing and given as provided in Section 12.2 of the Purchase Agreement. Each Guarantor acknowledges and agrees that all communications and notices hereunder to such Guarantor shall be given to it in care of the Company, at the address specified for the Company in the Purchase Agreement.

     Section 15. SURVIVAL OF AGREEMENT.

          (a) All agreements and covenants contained herein or made in writing by or on behalf of a Guarantor in connection with the transactions contemplated hereby shall survive the execution and delivery of this Guarantee without limit. No termination or cancellation (regardless of

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cause or procedure) of this Guarantee in any way affects or impairs the powers, obligations, duties, rights and liabilities of the parties hereto in any way with respect to any transaction or event occurring prior to such termination or cancellation, or any of the representations contained in this Guarantee, the Notes, the Purchase Agreement and the Principal Documents and all such undertakings, agreements, covenants, warranties and representations shall survive such termination or cancellation as provided above.

          (b) Each Guarantor further agrees that to the extent such Guarantor makes a payment or payments under this Guarantee, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any bankruptcy, insolvency or similar state or United States federal Law, then, to the extent of such payment or repayment, the obligation or part thereof intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been received by the holders of Notes.

     Section 16. SEVERABILITY.

     Whenever possible, each provision of this Guarantee will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guarantee is held to be invalid, illegal or unenforceable in any respect under any applicable law in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, and such invalid, void or otherwise unenforceable provisions shall be null and void. It is the intent of the parties, however, that any invalid, void or otherwise unenforceable provisions be automatically replaced by other provisions which are as similar as possible in terms to such invalid, void or otherwise unenforceable provisions but are valid and enforceable to the fullest extent permitted by applicable Law.

     Section 17. HEADINGS.

     Section headings used herein are for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Guarantee.

                                     *******

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          IN WITNESS WHEREOF, the parties hereto have duly executed this
Guarantee as of the day and year first above written.


                                    CHAAS ACQUISITIONS, LLC


                                    By:
                                        ---------------------------------------
                                        Name:
                                        Title:


                                    AAS ACQUISITIONS, LLC


                                    By:
                                        ---------------------------------------
                                        Name:
                                        Title:


                                    ADVANCED ACCESSORY SYSTEMS, LLC


                                    By:
                                        ---------------------------------------
                                        Name:
                                        Title:


                                    VALTEK, LLC


                                    By:
                                        ---------------------------------------
                                        Name:
                                        Title:


                                    AAS CAPITAL CORPORATION


                                    By:
                                        ---------------------------------------
                                        Name:
                                        Title:

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                                   SCHEDULE I

GUARANTORS

     1.  CHAAS ACQUISITIONS, LLC, a Delaware limited liability company

     2.  AAS ACQUISITIONS, LLC, a Delaware limited liability company

     3.  ADVANCED ACCESSORY SYSTEMS, LLC, a Delaware limited liability company

     4.  VALTEK, LLC, a Delaware limited liability company

     5.  AAS CAPITAL CORPORATION, a Delaware corporation